UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2026

ADVANCED FLOWER CAPITAL INC.

(Exact name of registrant specified in its charter)

Maryland	001-39995	85-1807125
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

477 S. Rosemary Ave., Suite 301

West Palm Beach, FL, 33401

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (561) 510-2390

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	AFCG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 27, 2026, Advanced Flower Capital Inc., a Maryland corporation (the “Company”), entered into an unsecured revolving credit agreement (the “Credit Agreement”) with TCGSL LLC, acting as agent and lender (in such capacity, the “Lender”). TCGSL LLC is indirectly wholly-owned by Leonard M. Tannenbaum, Chairman of the Company’s Board of Directors, and certain members of his immediate family and certain trusts for their benefit, and an affiliate of the Company within the meaning of that term as set forth in the Investment Company Act of 1940, as amended. The Credit Agreement provides for an aggregate commitment by the Lender of $20,000,000 and matures on August 1, 2028. Capital drawn by the Company pursuant to the Credit Agreement may be used for general corporate purposes, including portfolio investments.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed with this report as Exhibit 10.12 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The information provided in Item 1.01 of this Current Report relating to the Credit Agreement is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed with this Current Report.

Exhibit	Description
10.12	Unsecured Revolving Credit Agreement, dated as of January 27, 2026, by and between the Company, as borrower, and TCGSL LLC, as lender and agent thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED FLOWER CAPITAL INC.

Dated:	January 28, 2026	By:	/s/ Brandon Hetzel
Brandon Hetzel Chief Financial Officer and Treasurer

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